T. Rowe Price Index Trust, Inc. 485BPOS

Exhibit 99.(j)(2)

February 25, 2026

Ryan Sutcliffe, Esquire
U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:	T. Rowe Price Index Trust, Inc.

Equity Index 500 Fund

File Nos.: 033-32859/811-5986

Dear Mr. Sutcliffe:

I am counsel to T. Rowe Price Associates, Inc., which serves as the sponsor and investment adviser to all outstanding series of the above-referenced registrant. The registrant proposes to file a Post-Effective Amendment to its registration statement pursuant to Rule 485(b) under the Securities Act of 1933.

I have reviewed the amendment to the registration statement and represent that it does not contain disclosures that, in my opinion, would render the amendment ineligible to become effective pursuant to Rule 485(b).

Sincerely,

/s/Brian R. Poole
Brian R. Poole

Managing Legal Counsel and Vice President, T. Rowe Price Associates, Inc.

February 25, 2026

Ryan Sutcliffe, Esquire
U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:	T. Rowe Price Index Trust, Inc.

Extended Equity Market Index Fund

File Nos.: 033-32859/811-5986

Dear Mr. Sutcliffe:

I am counsel to T. Rowe Price Associates, Inc., which serves as the sponsor and investment adviser to all outstanding series of the above-referenced registrant. The registrant proposes to file a Post-Effective Amendment to its registration statement pursuant to Rule 485(b) under the Securities Act of 1933.

I have reviewed the amendment to the registration statement and represent that it does not contain disclosures that, in my opinion, would render the amendment ineligible to become effective pursuant to Rule 485(b).

Sincerely,

/s/Brian R. Poole
Brian R. Poole

Managing Legal Counsel and Vice President, T. Rowe Price Associates, Inc.

February 25, 2026

Ryan Sutcliffe, Esquire
U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:	T. Rowe Price Index Trust, Inc.

Total Equity Market Index Fund

File Nos.: 033-32859/811-5986

Dear Mr. Sutcliffe:

I am counsel to T. Rowe Price Associates, Inc., which serves as the sponsor and investment adviser to all outstanding series of the above-referenced registrant. The registrant proposes to file a Post-Effective Amendment to its registration statement pursuant to Rule 485(b) under the Securities Act of 1933.

I have reviewed the amendment to the registration statement and represent that it does not contain disclosures that, in my opinion, would render the amendment ineligible to become effective pursuant to Rule 485(b).

Sincerely,

/s/Brian R. Poole
Brian R. Poole

Managing Legal Counsel and Vice President, T. Rowe Price Associates, Inc.

February 25, 2026

Ryan Sutcliffe, Esquire
U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:	T. Rowe Price Index Trust, Inc.

Mid-Cap Index Fund

File Nos.: 033-32859/811-5986

Dear Mr. Sutcliffe:

I am counsel to T. Rowe Price Associates, Inc., which serves as the sponsor and investment adviser to all outstanding series of the above-referenced registrant. The registrant proposes to file a Post-Effective Amendment to its registration statement pursuant to Rule 485(b) under the Securities Act of 1933.

I have reviewed the amendment to the registration statement and represent that it does not contain disclosures that, in my opinion, would render the amendment ineligible to become effective pursuant to Rule 485(b).

Sincerely,

/s/Francine Rosenberger
Francine Rosenberger

Managing Legal Counsel and Vice President, T. Rowe Price Associates, Inc.

February 25, 2026

Ryan Sutcliffe, Esquire
U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:	T. Rowe Price Index Trust, Inc.

Small-Cap Index Fund

File Nos.: 033-32859/811-5986

Dear Mr. Sutcliffe:

I am counsel to T. Rowe Price Associates, Inc., which serves as the sponsor and investment adviser to all outstanding series of the above-referenced registrant. The registrant proposes to file a Post-Effective Amendment to its registration statement pursuant to Rule 485(b) under the Securities Act of 1933.

I have reviewed the amendment to the registration statement and represent that it does not contain disclosures that, in my opinion, would render the amendment ineligible to become effective pursuant to Rule 485(b).

Sincerely,

/s/Francine Rosenberger
Francine Rosenberger

Managing Legal Counsel and Vice President, T. Rowe Price Associates, Inc.